UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2013

PATTERN ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Pier 1, Bay 3
San Francisco, CA 94111
(Address and zip code of principal executive offices)

(415) 283-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 5, 2013, we issued a press release announcing our earnings for the quarter ended September 30, 2013. A copy of our November 5, 2013 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Pattern Energy Group Inc. dated November 5, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2013

PATTERN ENERGY GROUP INC.

By:	/s/ Dyann S. Blaine
	Name:	Dyann S. Blaine
	Title:	Vice President and Secretary